UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: June 29, 2023

(Date of earliest event reported)

TITAN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13341	94-3171940
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Oyster Point Blvd., Suite 505, South San Francisco, CA 94080

(Address of principal executive offices, including zip code)

650-244-4990

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TTNP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held pursuant to notice on June 29, 2023, at the offices of Olshan Frome Wolosky LLP located at 1325 Avenue of the Americas, 15th Floor, New York, New York 10019. As of the record date, there were 15,016,295 shares of common stock outstanding and entitled to vote at the Annual Meeting. The total number of shares of common stock voted in person or by proxy at the Annual Meeting was 8,285,664, shares, representing approximately 55.18% of the shares of common stock outstanding and entitled to vote at the Annual Meeting.

Each director nominee was elected and each other matter submitted to a vote of the Company’s stockholders at the Annual Meeting, as described below, was approved by the requisite vote of the Company’s stockholders. The final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below. The proposals are described in detail in the Proxy Statement, and are incorporated herein by reference.

Proposal 1 - The election of seven directors, to serve until the Company’s 2024 annual meeting of stockholders and until their successors are duly elected and qualified.

Director Nominee	Votes For	Votes Withheld
Avraham Ben-Tzvi	4,748,903	186,926
Katherine Beebe DeVarney, Ph.D	4,802,805	133,024
Peter L. Chasey	4,784,747	151,082
Eric Greenberg	4,789,800	146,029
David E. Lazar	4,808,453	127,376
Matthew C. McMurdo	4,807,061	128,768
David Natan	4,815,023	120,806

Proposal 2 – Approval of amendments to the Titan Pharmaceuticals, Inc. 2015 Omnibus Equity Incentive Plan (the “2015 Plan”) to (i) increase the number of shares issuable under the 2015 Plan and (ii) increase the number of shares of common stock that may be granted as awards to any individual in a single year.

Votes For	Votes Against	Abstentions
4,701,137	207,589	27,103

Proposal 3 - The advisory (non-binding) approval of the compensation of the Company's named executive officers.

Votes For	Votes Against	Abstentions
4,544,064	366,325	25,440

Proposal 4 - The ratification of the appointment of WithumSmith+Brown, PC as the independent auditors for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Abstentions
8,048,869	104,242	132,553

For Proposals 1, 2 and 3, broker non-votes amounted to 3,349,835.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN PHARMACEUTICALS, INC.

By:	/s/ David E. Lazar
David E. Lazar Chief Executive Officer

Date: June 29, 2023

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